                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): August 11, 2005
                                                   (August 9, 2005)



                           FIRST BANCTRUST CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   DELAWARE                         000-32535                37-1406661
   State or other jurisdiction      (Commission              (IRS Employer
   of Incorporation                 File Number)             Identification No.)



                    206 SOUTH CENTRAL AVENUE, PARIS, IL 61944
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (217) 465-6381
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

               The following information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

               On August 9, 2005, First BancTrust Corporation issued a news release to report its financial results for the quarter ended June 30, 2005. The release is furnished as Exhibit 99.1 hereto.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

               (c)      Exhibits.

                           Exhibit Number


                           99.1         Press Release, dated August 9, 2005
                                        issued by First BancTrust Corporation



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRST BANCTRUST CORPORATION



Dated:  August 11, 2005                 /s/Terry J. Howard
                                        ---------------------------------------
                                        Terry J. Howard
                                        President and Chief Executive Officer


                                      -3-
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                                  EXHIBIT INDEX


Exhibit Number

         99.1       Press Release, dated August 9, 2005 issued by First
                    BancTrust Corporation



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